UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

NOTABLE LABS, LTD.

(Exact name of registrant as specified in charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Hatch Drive
Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 851-2410

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.35 each	NTBL	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Regaining Compliance with Nasdaq Listing Rules

On October 19, 2023, Notable Labs, Ltd. (the “Company”) received a written notification from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has demonstrated compliance with Nasdaq’s initial listing requirements, including the bid price requirement with respect to the Company’s ordinary shares, and that, accordingly, Nasdaq considers the prior outstanding minimum bid price deficiency matter described below to be closed.

Prior Background

As previously disclosed, the Company (then known as Vascular Biogenics Ltd.) had received a letter (the “Notice”) from Nasdaq on August 31, 2022, indicating that Nasdaq had determined that the Company no longer met the minimum bid price requirement of Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”), as the minimum closing bid price for the Company’s ordinary shares was less than $1.00 for the previous 30 consecutive business days. The Notice provided that the Company may consider applying to transfer the listing of its ordinary shares to The Nasdaq Capital Market and following such transfer, under Nasdaq Listing Rule 5810(c)(3)(A)(ii), the Company may be eligible for an additional 180 calendar day compliance period.

Subsequently, on March 2, 2023, the Company transferred its listing to The Nasdaq Capital Market and was provided an additional 180 calendar day compliance period, or until August 28, 2023, to demonstrate compliance with Nasdaq Listing Rule 5550(a)(2).

On August 29, 2023, the Company was notified by Nasdaq that it had not regained compliance with the Minimum Bid Price Requirement. In anticipation of the pending merger transaction with Notable Labs, Inc., the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), which had stayed the suspension of the Company’s ordinary shares pending the Panel’s conclusion of the hearing process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTABLE LABS, LTD.

Date:	October 20, 2023	By:	/s/ Dr. Thomas A. Bock
		Name:	Dr. Thomas A. Bock
		Title:	Chief Executive Officer